[Logo] M F S(R)
INVESTMENT MANAGEMENT
We invented the mutual fund(R)

                               [graphic omitted]

                         MFS(R) UNION STANDARD
                         EQUITY FUND

                         SEMIANNUAL REPORT o SEPTEMBER 30, 2000

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  5
Performance Summary .......................................................  9
Portfolio of Investments .................................................. 13
Financial Statements ...................................................... 18
Notes to Financial Statements ............................................. 25
Independent Auditors' Report .............................................. 31
Trustees and Officers ..................................................... 33
       MFS ORIGINAL RESEARCH(R)

       RESEARCH HAS BEEN CENTRAL TO INVESTMENT MANAGEMENT AT MFS
       SINCE 1932, WHEN WE CREATED ONE OF THE FIRST IN-HOUSE
       RESEARCH DEPARTMENTS IN THE MUTUAL FUND                              (SM)
       INDUSTRY. ORIGINAL RESEARCH(SM) AT MFS IS MORE          ORIGINAL RESEARCH
       THAN JUST CRUNCHING NUMBERS AND CREATING
       ECONOMIC MODELS: IT'S GETTING TO KNOW                           MFS
       EACH SECURITY AND EACH COMPANY PERSONALLY.
                                                              MAKES A DIFFERENCE



-------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
-------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
If you've been reading our fund reports for any length of time, you've probably sensed the pride we have in our research process. More than anything else, we think MFS Original Research(R) -- and the performance results it has yielded for shareholders -- makes us unique among investment management companies. We think that uniqueness stems from three factors: philosophy, process, and people.

PHILOSOPHY
In over 75 years of managing mutual funds, we've developed a number of beliefs about the best ways to invest over a variety of market conditions. First, we believe in bottom-up research, which means we use a company-by-company, one-security-at-a-time approach to building a portfolio. What we look for is the truth about the fundamentals of a company's business -- things such as the ability of management to execute its business plan, the ability of that plan to be scaled up as the company grows, actual demand for the company's products and services, cash flow, profits, and earnings.

Second, we believe that, over the long term, stock prices follow earnings. In our view, stock prices are basically a multiple of projected earnings, with the multiple increasing as the market perceives that a company has something customers want and will continue to want. One of the major elements of Original Research(SM) is doing our best to project a company's future earnings and determine how much the market will pay for those earnings.

Third, we believe there are at least three ways to potentially achieve competitive long-term performance: be early, uncover second chances, and avoid mistakes. All of these are based on bottom-up research. In both domestic and international markets, early discovery has historically been a hallmark of our investment style. Some of the stocks with which MFS has been most successful are those in which we've taken large positions before the market discovered or believed in them. Similarly, some of our best fixed-income investments have been early positions in companies or governments that our research revealed were potential candidates for credit upgrades. (A credit upgrade causes the value of a bond to rise because it indicates the market has increased confidence that principal and interest on the bond will be repaid.)

"Second-chance" opportunities are companies whose stock prices have stumbled but that we believe still have the potential to be market leaders. For example, a quarterly earnings shortfall of a few cents may cause the market to temporarily lose confidence in a company. If we believe the business remains fundamentally strong, we may use the price decline as a buying opportunity.

Avoiding mistakes is another way we feel Original Research may help performance. In fixed-income investing this means, among other things, trying to be better than our peers at avoiding bond issuers that may default. In equity investing, avoiding mistakes means we strive to know a company and its industry well enough to distinguish truth from hype.

PROCESS
We acquire our information firsthand, by researching thousands of companies to determine which firms may make good investments. Our analysis of an individual company may include

  o face-to-face contact with senior management as well as frontline workers
  o analysis of the company's financial statements and balance sheets
  o contact with the company's current and potential customers
  o contact with the company's competitors
  o our own forecasts of the company's future market share, cash flow, and earnings

Our analysts and portfolio managers disseminate this information in the form of daily notes e-mailed worldwide to all members of our investment team. This ensures that our best ideas are shared throughout the company, without barriers between equity and fixed-income, international and domestic, or value and growth investment areas. We believe this allows each of our portfolio managers -- and thus each of our investors -- to potentially benefit from any relevant item of Original Research.

John Ballen, our President and Chief Investment Officer, has often said that the thought he hopes managers will have when they read the daily notes is, "I could never perform as well at any other investment company, because nowhere else could the quality of the research be this good."

PEOPLE
Our team of research analysts and portfolio managers traces its roots back to 1932, when we created one of the first in-house research departments in the industry. Today, we believe we have an investment team distinguished for its unique blend of talent, continuity, and cohesiveness.

MFS' team culture and commitment to quality research have proven to be of tremendous value in attracting some of the best and brightest talent from leading business schools and from other investment management companies. Our company culture was a key factor in our recognition by Fortune magazine in its January 10, 2000, issue as one of the "100 Best Companies to Work For" in America. As befits a great team, our people have tended to stick around -- the average MFS tenure of our portfolio managers is 11 years, with over 16 years in the investment industry. Contributing to this continuity is our policy that all equity portfolio managers are promoted from within, after distinguishing themselves first as research analysts. And because many of us who are now managing funds or managing the company itself have been working together for well over a decade, we have a cohesiveness, a shared philosophy of investing, and a unity of purpose that we believe bodes well for the future of the company.

We also have scale. Our research analyst team is over 55 members strong and growing. Each analyst is our in-house expert on a specific industry or group of industries in a specific region of the globe. In pursuing their research, our analysts and portfolio managers each year will visit more than 2,000 companies throughout the world, meet with representatives from more than 3,000 companies at one of our four worldwide offices, attend roughly 5,000 company presentations sponsored by major Wall Street firms, and consult with over 1,000 analysts from hundreds of U.S. and foreign brokerage houses.

All of this culminates in our analysts making buy and sell recommendations on a wide range of potential investments for all of our portfolios. In the end, the goal of Original Research is to try to give our portfolio managers an advantage over their peers -- to enable our managers to deliver competitive performance by finding opportunities before they are generally recognized by the market, and by avoiding mistakes whenever possible. Original Research does, we believe, make a difference.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    October 16, 2000

A prospectus containing more complete information on any MFS product, including all charges and expenses, can be obtained from your investment professional. Please read it carefully before you invest or send money. Investments in mutual funds will fluctuate and may be worth more or less upon redemption.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

For the 12 months ended September 30, 2000, Class A shares of the fund provided a total return of -7.77%, Class B shares -8.37%, Class C shares -8.38%, and Class I shares -7.45%. These returns assume the reinvestment of any distributions but exclude the effects of any sales charges and compare to a 13.28% return over the same period for the fund's benchmark, the Standard & Poor's 500 Composite Index (the S&P 500). The S&P 500 is a popular, unmanaged index of common stock total return performance. During the same period, the average large cap value fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned 10.57%.

Q. THE FUND'S PERFORMANCE STRUGGLED DURING THE PERIOD. WHAT WERE THE MAIN FACTORS CONTRIBUTING TO THE WEAK RESULTS?

A. In order to meet its stated objectives, the fund's basic investment universe is limited to a list of companies that maintain good relations with their labor unions. Very few companies in predominantly non union sectors of the economy, such as technology and financial services, qualify for inclusion in the fund. When the fund was initially launched back in 1994, these two sectors accounted for just over 20% of the S&P 500. Today, they total 45%. Our performance analysis shows that about half of the fund's underperformance over the past few years has been attributable to its limitations in purchasing key sectors and holdings relative to the benchmark.

Q.  WHAT HAVE YOU DONE TO ADDRESS THE PROBLEM?

A. In March we decided to adjust the portfolio by investing a larger portion of its assets in selected technology and financial services companies. The fund's prospectus allows us to invest up to 35% of assets in non union companies. We go a step further by subjecting these potential holdings to additional screening to verify that they have generally good labor relations and do not make products subject to union boycott. The resulting diversification provided a significant reduction in the fund's volatility relative to the S&P 500. Despite the market's subsequent turmoil, the fund outperformed the benchmark over the past six months, largely on the strength of its stock selection.

Q.  HAS THE FUND'S STOCK SELECTION PROCESS CHANGED AS WELL?

A. In our opinion, MFS' strength is fundamental research, and our team of research analysts continues to play a very important role in making stock recommendations. To augment that process, we have developed a series of quantitative models that provide additional financial screening on a broad universe of stocks. The best-performing stocks have tended to be buy rated on both a fundamental and quantitative basis, and the fund incorporates those ideas whenever they meet our labor-sensitive criteria. In short, the stock selection process has become more disciplined, but MFS Original Research(R) remains solidly at its core.

Q. ALTHOUGH THE FUND WAS UNDERWEIGHTED IN TECHNOLOGY STOCKS VERSUS THE S&P 500 DURING THE PERIOD, IT IS CURRENTLY THE LARGEST SECTOR WEIGHTING IN THE PORTFOLIO. GIVEN THE RECENT WEAKNESS IN THE TECHNOLOGY SECTOR, WHAT'S YOUR OUTLOOK?

A. Much of the technology sector appears to be suffering from a slowdown in global demand that many companies are only now recognizing as something more than seasonal. The number of revenue and profit warnings in the sector has been sobering. From that standpoint, our near-term outlook is not very positive and we would argue against such a large absolute weighting. As a result, the fund remains somewhat underweighted compared to the S&P 500. On the other hand, we think the technology sector is one of the highest growth areas of the market with some of the most innovative and profitable companies in the world. Consequently, the fund maintained a large exposure to this sector because the risks involved with severely underweighting such an important sector of the economy were high.

Q.  WHICH HOLDINGS WERE THE PRIMARY DETRACTORS?

A. The biggest detractors from performance versus the S&P 500 were actually names that we did not hold - at least not until after the portfolio restructuring. The top three included Cisco, Intel, and Oracle, all of which have had positive returns for the last 12 months despite their recent weakness. Some names that hurt performance included CMS Energy, Dial Corp, and AT&T. The first two have been sold, but we still hold some AT&T, although it was underweighted compared to the S&P 500.

Q.  WHAT WORKED WELL FOR THE FUND?

A. Among the names we continued to hold, General Electric had by far the greatest positive impact because we consistently overweighted the stock relative to our benchmark. Other names included Corning, AES Corp, and Anheuser Busch. The compelling business fundamentals, strong management teams, and positive earnings results at these companies drove the favorable stock performance.

Q.  WHAT'S YOUR OUTLOOK FOR THE MONTHS AHEAD?

A. Given the number of economic and financial uncertainties in the near-term environment, the prospects of continued volatility are high. On the other hand, we do think that there are a few positive developments on the horizon. In our view, equity valuations have declined from extreme levels, oil prices are unlikely to increase much further from current levels, and the Federal Reserve Board is more likely to lower interest rates rather than raise them, provided that energy prices are contained. These factors alone may not provide the impetus for a market recovery in the near term, but we believe they will pave the way for future gains. Regardless of the overall direction of the market, however, our goal continues to be to locate companies that we believe have the best chances of delivering above-average results.

/s/ Lisa B. Nurme                             /s/ James M. Perkins
    Portfolio Manager                             Portfolio Manager

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

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   PORTFOLIO MANAGERS' PROFILE
-------------------------------------------------------------------------------

   LISA B. NURME IS SENIOR VICE PRESIDENT AND DIRECTOR OF CONSERVATIVE EQUITY PORTFOLIO MANAGEMENT OF MFS INVESTMENT MANAGEMENT(R). SHE OVERSEES AND PROVIDES STRATEGIC DIRECTION TO THE GROUP OF PORTFOLIO MANAGERS OF OUR VALUE OR CONSERVATIVE EQUITY PRODUCTS. LISA ALSO MANAGES THE EQUITY INCOME PORTFOLIOS OF OUR MUTUAL FUND AND VARIABLE ANNUITY PRODUCTS, AND IS A MEMBER OF THE PORTFOLIO MANAGEMENT TEAM OF OUR TOTAL RETURN PRODUCTS. SHE JOINED MFS FROM GOLDMAN SACHS IN 1987 AS A RESEARCH ANALYST AND WAS NAMED PORTFOLIO MANAGER IN 1995, SENIOR VICE PRESIDENT IN 1998, AND DIRECTOR OF CONSERVATIVE EQUITY PORTFOLIO MANAGEMENT IN 1999. LISA IS A GRADUATE OF THE UNIVERSITY OF NORTH CAROLINA, WHERE SHE WAS ELECTED TO PHI BETA KAPPA.

   JAMES M. PERKINS IS VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) AND A PORTFOLIO MANAGER OF MFS(R) UNION STANDARD(R) EQUITY FUND. JIM JOINED MFS IN 1983 AS A PROGRAMMER/ANALYST. HE BECAME ASSISTANT VICE PRESIDENT AND DIRECTOR OF EQUITY TECHNOLOGY AND QUANTITATIVE RESEARCH IN 1986, VICE PRESIDENT IN 1990, SENIOR QUANTITATIVE ANALYST IN 1999, AND A PORTFOLIO MANAGER OF MFS(R) UNION STANDARD(R) EQUITY FUND IN 2000. HE IS A GRADUATE OF DARTMOUTH COLLEGE.

   ALL EQUITY PORTFOLIO MANAGERS BEGAN THEIR CAREERS AT MFS INVESTMENT MANAGEMENT(R) AS RESEARCH ANALYSTS. OUR PORTFOLIO MANAGERS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 100 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

-------------------------------------------------------------------------------



This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any MFS product is available from your investment professional, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

-------------------------------------------------------------------------------
   FUND FACTS
-------------------------------------------------------------------------------

  OBJECTIVE:                  SEEKS LONG-TERM GROWTH OF CAPITAL.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:      JANUARY 14, 1994

  CLASS INCEPTION:            CLASS A  AUGUST 7, 1997
                              CLASS B  AUGUST 11, 1997
                              CLASS C  AUGUST 11, 1997
                              CLASS I  JANUARY 14, 1994

  SIZE:                       $68.7 MILLION NET ASSETS AS OF SEPTEMBER 30, 2000
-------------------------------------------------------------------------------

PERFORMANCE SUMMARY

The following information illustrates the historical performance of the fund's original share class in comparison to various market indicators. Performance results reflect the percentage change in net asset value, including the reinvestment of dividends. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be less than the line shown, based on differences in sales charges and Rule 12b-1 fees paid by shareholders investing in different classes. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the period from the commencement of the fund's investment operations, January 14, 1994, through September 30, 2000. Index information is from January 1, 1994.)

                           MFS Union                  S&P 500
                         Standard Equity             Composite
                          Fund - Class I              Index
          -----------------------------------------------------
          1/94               $10,000                 $10,000
          9/94                 9,640                  10,134
          9/96                14,483                  15,821
          9/98                21,829                  24,231
          9/00                21,409                  35,082

TOTAL RATES OF RETURN THROUGH SEPTEMBER 30, 2000
Class A
                                                                 1 Year       3 Years       5 Years         Life*
-----------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                  - 7.77%       +10.32%       +76.50%      +111.33%
-----------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge              - 7.77%       + 3.33%       +12.03%      + 11.80%
-----------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge              -13.07%       + 1.31%       +10.71%      + 10.82%
-----------------------------------------------------------------------------------------------------------------

Class B
                                                                 1 Year       3 Years       5 Years         Life*
-----------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                  - 8.37%       + 8.24%       +73.50%      +107.74%
-----------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge              - 8.37%       + 2.68%       +11.65%      + 11.51%
-----------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge              -11.53%       + 1.93%       +11.39%      + 11.51%
-----------------------------------------------------------------------------------------------------------------

Class C
                                                                 1 Year       3 Years       5 Years         Life*
-----------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                  - 8.38%       + 8.33%       +73.64%      +107.91%
-----------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge              - 8.38%       + 2.70%       +11.67%      + 11.53%
-----------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge              - 9.17%       + 2.70%       +11.67%      + 11.53%
-----------------------------------------------------------------------------------------------------------------

Class I
                                                                 1 Year       3 Years       5 Years         Life*
-----------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                  - 7.45%       +11.55%       +78.80%      +114.09%
-----------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge              - 7.45%       + 3.71%       +12.32%      + 12.01%
-----------------------------------------------------------------------------------------------------------------

Comparative Indices(+)
                                                                 1 Year       3 Years       5 Years         Life*
-----------------------------------------------------------------------------------------------------------------
Average large-cap value fund+                                   +10.57%       +10.29%       +16.65%      + 16.20%
-----------------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index#                          +13.28%       +16.44%       +21.69%      + 20.44%
-----------------------------------------------------------------------------------------------------------------
  * For the period from the commencement of the fund's investment operations, January 14, 1994, through
    September 30, 2000. Index information is from January 1, 1994.
(+) Average annual rates of return.
  + Source: Lipper Inc.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 5.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors.

Class A, B, and C share performance include the performance of the fund's Class I shares for periods prior to their inception (blended performance). Class A blended performance has been adjusted to take into account the initial sales charge applicable to Class A shares. Class B and C blended performance has been adjusted to take into account the CDSC applicable to Class B and C shares. These blended performance figures have not been adjusted to take into account the differences in class-specific operating expenses. Because operating expenses for Class A, B, and C shares are higher than those of Class I shares, the blended Class A, B, and C share performance is higher than it would have been had Class A, B, and C shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus for details. All results are historical and assume reinvestment of capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

PORTFOLIO CONCENTRATION AS OF SEPTEMBER 30, 2000

FIVE LARGEST STOCK SECTORS

               TECHNOLOGY                          25.3%
               INDUSTRIAL GOODS & SERVICES         14.6%
               HEALTH CARE                         10.1%
               LEISURE                              8.0%
               UTILITIES & COMMUNICATIONS           7.8%

TOP 10 STOCK HOLDINGS

GENERAL ELECTRIC CO.  7.3%                     ANHEUSER-BUSCH COS., INC.  2.6%
Diversified manufacturing and financial        International beverage company
services conglomerate
                                               INTEL CORP.  2.6%
EXXON MOBIL CORP.  3.8%                        Semiconductor manufacturer
International oil and gas company
                                               BRISTOL-MYERS SQUIBB CO.  2.3%
CISCO SYSTEMS, INC.  3.3%                      Pharmaceutical products company
Computer network developer
                                               JOHNSON & JOHNSON CO.  2.1%
ORACLE CORP.  2.7%                             Health care and pharmaceutical
Database software developer and                products company
manufacturer
                                               BOEING CO.  2.0%
MICROSOFT CORP.  2.7%                          Aircraft manufacturer
Computer software and systems company

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS -- September 30, 2000

Stocks - 99.4%
--------------------------------------------------------------------------------------------------------
ISSUER                                                                    SHARES                   VALUE
--------------------------------------------------------------------------------------------------------
U.S. Stocks - 95.6%
  Aerospace - 5.5%
    Boeing Co.                                                            22,000             $ 1,386,000
    General Dynamics Corp.                                                14,380                 903,244
    Goodrich (B.F.) Co.                                                    4,200                 164,587
    Lockheed-Martin Corp.                                                  9,100                 299,936
    United Technologies Corp.                                             15,000               1,038,750
                                                                                             -----------
                                                                                             $ 3,792,517
--------------------------------------------------------------------------------------------------------
  Airlines - 0.3%
    AMR Corp.*                                                             7,200             $   235,350
--------------------------------------------------------------------------------------------------------
  Automotive - 1.5%
    Delphi Automotive Systems Corp.                                       32,300             $   488,538
    Harley-Davidson, Inc.                                                 11,600                 555,350
                                                                                             -----------
                                                                                             $ 1,043,888
--------------------------------------------------------------------------------------------------------
  Banks and Credit Companies - 2.4%
    Bank America Corp.                                                    23,000             $ 1,204,625
    Firstar Corp.                                                         18,400                 411,700
                                                                                             -----------
                                                                                             $ 1,616,325
--------------------------------------------------------------------------------------------------------
  Biotechnology - 1.7%
    Pharmacia Corp.                                                       19,200             $ 1,155,600
--------------------------------------------------------------------------------------------------------
  Business Machines - 3.2%
    Compaq Computer Corp.                                                 11,100             $   306,138
    Dell Computer Corp.*                                                   8,700                 268,069
    Hewlett-Packard Co.                                                    2,700                 261,900
    Motorola, Inc.                                                        10,000                 282,500
    Sun Microsystems, Inc.*                                                7,900                 922,325
    Xerox Corp.                                                           12,600                 189,787
                                                                                             -----------
                                                                                             $ 2,230,719
--------------------------------------------------------------------------------------------------------
  Business Services - 2.6%
    DST Systems, Inc.*                                                     7,300             $   857,750
    First Data Corp.                                                      19,900                 777,344
    Unisys Corp.*                                                         13,400                 150,750
                                                                                             -----------
                                                                                             $ 1,785,844
--------------------------------------------------------------------------------------------------------
  Cellular Telephones - 0.7%
    QUALCOMM, Inc.*                                                        7,000             $   498,750
--------------------------------------------------------------------------------------------------------
  Chemicals - 1.5%
    E.I. du Pont de Nemours & Co., Inc.                                   15,200             $   629,850
    Rohm & Haas Co.                                                       12,800                 372,000
                                                                                             -----------
                                                                                             $ 1,001,850
--------------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 6.5%
    America Online, Inc.*                                                 13,000             $   698,750
    Microsoft Corp.*                                                      30,700               1,851,594
    Oracle Corp.*                                                         24,000               1,890,000
                                                                                             -----------
                                                                                             $ 4,440,344
--------------------------------------------------------------------------------------------------------
  Computer Software - Systems - 2.6%
    EMC Corp.*                                                            10,000             $   991,250
    Siebel Systems, Inc.*                                                  4,000                 445,250
    VERITAS Software Corp.*                                                2,600                 369,200
                                                                                             -----------
                                                                                             $ 1,805,700
--------------------------------------------------------------------------------------------------------
  Conglomerates - 1.9%
    Tyco International Ltd.                                               25,240             $ 1,309,325
--------------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 2.7%
    Clorox Co.                                                            15,140             $   598,976
    Colgate-Palmolive Co.                                                 16,760                 791,072
    Philip Morris Cos., Inc.                                              15,000                 441,563
                                                                                             -----------
                                                                                             $ 1,831,611
--------------------------------------------------------------------------------------------------------
  Containers - 0.3%
    Owens Illinois, Inc.*                                                 22,200             $   205,350
--------------------------------------------------------------------------------------------------------
  Electrical Equipment - 7.2%
    General Electric Co.                                                  85,820             $ 4,950,741
--------------------------------------------------------------------------------------------------------
  Electronics - 4.8%
    Agilent Technologies, Inc.*                                            4,626             $   226,385
    Analog Devices, Inc.*                                                  4,600                 379,788
    Conexant Systems, Inc.*                                                9,100                 381,062
    Intel Corp.                                                           42,200               1,753,937
    Micron Technology, Inc.*                                              10,400                 478,400
    Teradyne, Inc.*                                                        2,600                  91,000
                                                                                             -----------
                                                                                             $ 3,310,572
--------------------------------------------------------------------------------------------------------
  Entertainment - 5.9%
    Disney (Walt) Co.                                                     30,400             $ 1,162,800
    Harrah's Entertainment, Inc.*                                         17,000                 467,500
    Time Warner, Inc.                                                     17,500               1,369,375
    Viacom, Inc., "B"*                                                    18,277               1,069,204
                                                                                             -----------
                                                                                             $ 4,068,879
--------------------------------------------------------------------------------------------------------
  Financial Institutions - 3.5%
    Citigroup, Inc.                                                       15,100             $   816,344
    Merrill Lynch & Co., Inc.                                              8,400                 554,400
    Morgan Stanley Dean Witter & Co.                                       8,600                 786,362
    Schwab (Charles) Corp.                                                 6,000                 213,000
                                                                                             -----------
                                                                                             $ 2,370,106
--------------------------------------------------------------------------------------------------------
  Food and Beverage Products - 3.4%
    Anheuser-Busch Cos., Inc.                                             41,600             $ 1,760,200
    Keebler Foods Co.                                                      7,800                 327,600
    Quaker Oats Co.                                                        3,000                 237,375
                                                                                             -----------
                                                                                             $ 2,325,175
--------------------------------------------------------------------------------------------------------
  Forest and Paper Products - 0.6%
    Fort James Corp.                                                       5,600             $   171,150
    Weyerhaeuser Co.                                                       6,200                 250,325
                                                                                             -----------
                                                                                             $   421,475
--------------------------------------------------------------------------------------------------------
  Industrial - 1.1%
    Loews Corp.                                                            8,700             $   725,363
--------------------------------------------------------------------------------------------------------
  Machinery - 1.4%
    Deere & Co., Inc.                                                     19,900             $   661,675
    Ingersoll Rand Co.                                                     9,700                 328,588
                                                                                             -----------
                                                                                             $   990,263
--------------------------------------------------------------------------------------------------------
  Medical and Health Products - 8.4%
    American Home Products Corp.                                          21,820             $ 1,234,194
    Barr Laboratories, Inc.*                                               8,900                 590,181
    Bristol-Myers Squibb Co.                                              27,380               1,564,082
    Johnson & Johnson Co.                                                 15,200               1,427,850
    Mallinckrodt Inc.                                                     16,300                 743,688
    Sybron Intl. Corp.                                                     8,300                 199,200
                                                                                             -----------
                                                                                             $ 5,759,195
--------------------------------------------------------------------------------------------------------
  Metals and Minerals - 0.8%
    Alcoa, Inc.                                                           20,400             $   516,375
--------------------------------------------------------------------------------------------------------
  Oil Services - 0.8%
    Baker Hughes, Inc.                                                    15,000             $   556,875
--------------------------------------------------------------------------------------------------------
  Oils - 4.4%
    Conoco, Inc.                                                          15,800             $   425,613
    ExxonMobil Corp.                                                      29,161               2,598,974
                                                                                             -----------
                                                                                             $ 3,024,587
--------------------------------------------------------------------------------------------------------
  Pollution Control - 0.3%
    Allied Waste Industries, Inc.*                                        23,200             $   213,150
--------------------------------------------------------------------------------------------------------
  Printing and Publishing - 0.9%
    New York Times Co.                                                     4,500             $   176,906
    Tribune Co.                                                           10,900                 475,513
                                                                                             -----------
                                                                                             $   652,419
--------------------------------------------------------------------------------------------------------
  Retail - 2.7%
    Costco Wholesale Corp.*                                               16,200             $   565,987
    CVS Corp.                                                             18,000                 833,625
    TJX Cos., Inc.                                                        12,500                 281,250
    Walgreen Co.                                                           5,200                 197,275
                                                                                             -----------
                                                                                             $ 1,878,137
--------------------------------------------------------------------------------------------------------
  Supermarkets - 2.5%
    Kroger Co.*                                                           40,580             $   915,586
    Safeway, Inc.*                                                        17,120                 799,290
                                                                                             -----------
                                                                                             $ 1,714,876
--------------------------------------------------------------------------------------------------------
  Telecommunications - 5.7%
    Cisco Systems, Inc.*                                                  40,900             $ 2,259,725
    Corning, Inc.                                                          4,400               1,306,800
    Lucent Technologies, Inc.                                             12,200                 372,862
                                                                                             -----------
                                                                                             $ 3,939,387
--------------------------------------------------------------------------------------------------------
  Utilities - Electric - 4.0%
    AES Corp.*                                                            15,100             $ 1,034,350
    Pinnacle West Capital Corp.                                           11,530                 586,589
    TXU Corp.                                                             27,900               1,105,537
                                                                                             -----------
                                                                                             $ 2,726,476
--------------------------------------------------------------------------------------------------------
  Utilities - Gas - 1.6%
    Enron Corp.                                                           12,600             $ 1,104,075
--------------------------------------------------------------------------------------------------------
  Utilities - Telephone - 2.2%
    AT&T Corp.                                                            17,500             $   514,062
    Qwest Communications Intl., Inc.*                                      6,584                 316,444
    WorldCom, Inc.*                                                       21,600                 656,100
                                                                                             -----------
                                                                                             $ 1,486,606
--------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                            $65,687,905
--------------------------------------------------------------------------------------------------------
Foreign Stocks - 3.8%
  Canada - 2.6%
    Nortel Networks Corp. (Telecommunications)                            17,700             $ 1,054,256
    Seagrams Ltd. (Conglomerates)                                         12,800                 735,200
                                                                                             -----------
                                                                                             $ 1,789,456
--------------------------------------------------------------------------------------------------------
  Netherlands - 1.2%
    Royal Dutch Petroleum Co., ADR (Oils)                                 13,800             $   827,138
--------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                         $ 2,616,594
--------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $61,780,261)                                                  $68,304,499
--------------------------------------------------------------------------------------------------------

Short-Term Obligations - 0.5%
--------------------------------------------------------------------------------------------------------
                                                                PRINCIPAL AMOUNT
                                                                   (000 OMITTED)
--------------------------------------------------------------------------------------------------------
    Federal National Mortgage Assn., due 10/02/00                        $   104             $   103,982
    General Electric Capital Corp., due 10/02/00                             126                 125,977
    Gillette Co., due 10/02/00                                               121                 120,977
--------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                              $   350,936
--------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $62,131,197)                                             $68,655,435

Other Assets, Less Liabilities - 0.1%                                                             50,137
--------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                          $68,705,572
--------------------------------------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
--------------------------------------------------------------------------------
SEPTEMBER 30, 2000
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $62,131,197)              $68,655,435
  Investments of cash collateral for securities loaned, at
    identified cost and value                                         5,580,598
  Cash                                                                    5,055
  Receivable for fund shares sold                                         5,205
  Dividends and interest receivable                                      59,424
  Other assets                                                            2,107
                                                                    -----------
      Total assets                                                  $74,307,824
                                                                    -----------
Liabilities:
  Collateral for securities loaned, at value                        $ 5,580,598
  Payable for fund shares reacquired                                     18,023
  Payable to affiliates -
    Management fee                                                        2,486
    Distribution and service fee                                            380
  Accrued expenses and other liabilities                                    765
                                                                    -----------
      Total liabilities                                             $ 5,602,252
                                                                    -----------
Net assets                                                          $68,705,572
                                                                    ===========
Net assets consist of:
  Paid-in capital                                                   $62,167,185
  Unrealized appreciation on investments                              6,524,238
  Accumulated net realized loss on investments                         (562,754)
  Accumulated undistributed net investment income                       576,903
                                                                    -----------
      Total                                                         $68,705,572
                                                                    ===========
Shares of beneficial interest outstanding                            5,284,464
                                                                     =========
Class A shares:
  Net asset value per share
    (net assets of $10,066,049 / 779,760 shares of
     beneficial interest outstanding)                                  $12.91
                                                                       ======
  Offering price per share (100 / 94.25 of net asset value
     per share)                                                        $13.70
                                                                       ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $2,355,533 / 183,768 shares of beneficial
     interest outstanding)                                             $12.82
                                                                       ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $956,597 / 74,958 shares of beneficial
     interest outstanding)                                             $12.76
                                                                       ======
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $55,327,393 / 4,245,978 shares of
     beneficial interest outstanding)                                  $13.03
                                                                       ======

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED SEPTEMBER 30, 2000
-------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                       $ 1,070,121
    Interest                                                            266,574
                                                                    -----------
      Total investment income                                       $ 1,336,695
                                                                    -----------
  Expenses -
    Management fee                                                  $   514,079
    Trustees' compensation                                                4,300
    Shareholder servicing agent fee                                      79,139
    Distribution and service fee (Class A)                               43,319
    Distribution and service fee (Class B)                               27,769
    Distribution and service fee (Class C)                               13,393
    Administrative fee                                                   10,865
    Custodian fee                                                        47,559
    Printing                                                             31,486
    Postage                                                               8,757
    Auditing fees                                                        31,314
    Legal fees                                                            3,841
    Registration fees                                                    45,843
    Miscellaneous                                                        21,343
                                                                    -----------
      Total expenses                                                $   883,007
    Reduction of expenses by investment adviser                        (113,597)
    Fees paid indirectly                                                (12,671)
                                                                    -----------
      Net expenses                                                  $   756,739
                                                                    -----------
        Net investment income                                       $   579,956
                                                                    -----------
Realized and unrealized loss on investments:
  Realized loss (identified cost basis) on investment
    transactions                                                    $  (458,796)
  Change in unrealized appreciation on investments                   (5,685,987)
                                                                    -----------
      Net realized and unrealized loss on investments               $(6,144,783)
                                                                    -----------
          Decrease in net assets from operations                    $(5,564,827)
                                                                    ===========

See notes to financial statements.

Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------------------
YEAR ENDED SEPTEMBER 30,                                                           2000                 1999
------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                                    $    579,956         $    861,667
  Net realized gain (loss) on investments                                      (458,796)          12,658,549
  Net unrealized loss on investments                                         (5,685,987)          (8,556,998)
                                                                           ------------         ------------
    Increase (decrease) in net assets from operations                      $ (5,564,827)        $  4,963,218
                                                                           ------------         ------------
Distributions declared to shareholders -
  From net investment income (Class A)                                     $    (72,234)        $    (87,862)
  From net investment income (Class B)                                             --                 (9,675)
  From net investment income (Class C)                                           (6,489)              (5,088)
  From net investment income (Class I)                                         (593,238)            (686,646)
  From net realized gain on investments and foreign
    currency transactions (Class A)                                          (1,855,062)            (996,694)
  From net realized gain on investments and foreign
    currency transactions (Class B)                                            (462,720)            (238,729)
  From net realized gain on investments and foreign
    currency transactions (Class C)                                            (330,338)            (101,449)
  From net realized gain on investments and foreign
    currency transactions (Class I)                                          (9,037,486)          (6,183,480)
  In excess of net realized gain on investments and foreign
    currency transactions (Class A)                                             (16,948)                --
  In excess of net realized gain on investments and foreign
    currency transactions (Class B)                                              (4,227)                --
  In excess of net realized gain on investments and foreign
    currency transactions (Class C)                                              (3,018)                --
  In excess of net realized gain on investments and foreign
    currency transactions (Class I)                                             (82,567)                --
                                                                           ------------         ------------
    Total distributions declared to shareholders                           $(12,464,327)        $ (8,309,623)
                                                                           ------------         ------------
Net decrease in net assets from Fund share transactions                    $(17,534,704)        $ 16,821,625
                                                                           ------------         ------------
      Total increase (decrease) in net assets                              $(35,563,858)        $ 13,475,220
Net assets:
  At beginning of period                                                    104,269,430           90,794,210
                                                                           ------------         ------------
  At end of period (including accumulated undistributed net
    investment income of $576,903 and $671,710, respectively)              $ 68,705,572         $104,269,430
                                                                           ============         ============

See notes to financial statements.


Financial Highlights
------------------------------------------------------------------------------------------------------------------------
                                                                        YEAR ENDED SEPTEMBER 30,            PERIOD ENDED
                                                                        ------------------------           SEPTEMBER 30,
                                                          2000             1999             1998                   1997*
------------------------------------------------------------------------------------------------------------------------
                                                       CLASS A
------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                   $16.33           $16.85           $16.40                  $16.13
                                                        ------           ------           ------                  ------
Income from investment operations# -
  Net investment income(S)                              $ 0.07           $ 0.10           $ 0.10                  $ 0.03
  Net realized and unrealized gain (loss) on
    investments                                          (1.12)            0.88             1.92                    0.24
                                                        ------           ------           ------                  ------
      Total from investment operations                  $(1.05)          $ 0.98           $ 2.02                  $ 0.27
                                                        ------           ------           ------                  ------
Less distributions declared to shareholders -
  From net investment income                            $(0.09)          $(0.12)          $(0.18)                 $ --
  From net realized gain on investments                  (2.26)           (1.38)           (1.39)                   --
  In excess of net realized gain on investments
    and foreign currency transactions                    (0.02)            --               --                      --
                                                        ------           ------           ------                  ------
      Total distributions declared to shareholders      $(2.37)          $(1.50)          $(1.57)                 $ --
                                                        ------           ------           ------                  ------
Net asset value - end of period                         $12.91           $16.33           $16.85                  $16.40
                                                        ======           ======           ======                  ======
Total return(+)                                          (7.77)%           5.56%           13.31%                   1.67%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                              1.22%            1.21%            1.21%                   1.21%+
  Net investment income                                   0.48%            0.56%            0.57%                   0.86%+
Portfolio turnover                                          86%              58%              43%                     49%
Net assets at end of period (000 omitted)              $10,066          $13,361          $10,915                    $536

  (S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed, under a temporary expense reimbursement agreement, to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund pays the investment adviser a fee not greater than 0.20% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:
        Net investment income                           $ 0.05           $ 0.08           $ 0.08                  $ 0.03
        Ratios (to average net assets):
          Expenses##                                      1.36%            1.30%            1.32%                   1.34%+
          Net investment income                           0.34%            0.47%            0.45%                   0.72%+
  * For the period from the inception of Class A shares, August 7, 1997, through September 30, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------
                                                                        YEAR ENDED SEPTEMBER 30,            PERIOD ENDED
                                                                        ------------------------           SEPTEMBER 30,
                                                          2000             1999             1998                   1997*
------------------------------------------------------------------------------------------------------------------------
                                                       CLASS B
------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                   $16.23           $16.81           $16.43                  $16.24
                                                        ------           ------           ------                  ------
Income from investment operations# -
  Net investment loss(S)                                $(0.02)          $(0.02)          $(0.01)                 $(0.01)
  Net realized and unrealized gain (loss) on
    investments                                          (1.11)            0.88             1.94                    0.20
                                                        ------           ------           ------                  ------
      Total from investment operations                  $(1.13)          $ 0.86           $ 1.93                  $ 0.19
                                                        ------           ------           ------                  ------
Less distributions declared to shareholders -
  From net investment income                            $ --             $(0.06)          $(0.16)                 $ --
  From net realized gain on investments                  (2.26)           (1.38)           (1.39)                   --
  In excess of net realized gain on investments
    and foreign currency transactions                    (0.02)            --               --                      --
                                                        ------           ------           ------                  ------
      Total distributions declared to shareholders       (2.28)           (1.44)           (1.55)                   --
                                                        ------           ------           ------                  ------
Net asset value - end of period                         $12.82           $16.23           $16.81                  $16.43
                                                        ======           ======           ======                  ======
Total return                                             (8.37)%           4.86%           12.65%                   1.17%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                              1.87%            1.86%            1.86%                   1.86%+
  Net investment (income) loss                           (0.14)%          (0.10)%          (0.05)%                 (0.37)%+
Portfolio turnover                                          86%              58%              43%                     49%
Net assets at end of period (000 omitted)               $2,356           $3,448           $2,405                     $17

  (S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed, under a termporary expense reimbursement agreement, to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund pays the investment adviser a fee not greater than 0.20% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:
        Net investment loss                             $(0.04)          $(0.04)          $(0.03)                 $(0.01)
        Ratios (to average net assets):
          Expenses##                                      2.01%            1.95%            1.97%                   1.99%+
          Net investment income (loss)                   (0.28)%          (0.19)%          (0.17)%                 (0.52)%+
  * For the period from the inception of Class B shares, August 11, 1997, through September 30, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------
                                                                        YEAR ENDED SEPTEMBER 30,            PERIOD ENDED
                                                                        ------------------------           SEPTEMBER 30,
                                                          2000             1999             1998                   1997*
------------------------------------------------------------------------------------------------------------------------
                                                       CLASS C
------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                   $16.21           $16.80           $16.43                  $16.24
                                                        ------           ------           ------                  ------
Income from investment operations# -
  Net investment income (loss)(S)                       $(0.02)          $(0.02)          $(0.02)                 $ 0.01
  Net realized and unrealized gain (loss) on
    investments                                          (1.11)            0.88             1.95                    0.18
                                                        ------           ------           ------                  ------
      Total from investment operations                  $(1.13)          $ 0.86           $ 1.93                  $ 0.19
                                                        ------           ------           ------                  ------
Less distributions declared to shareholders -
  From net investment income                            $(0.04)          $(0.07)          $(0.17)                 $ --
  From net realized gain on investments                  (2.26)           (1.38)           (1.39)                   --
  In excess of net realized gain on investments
    and foreign currency transactions                    (0.02)            --               --                      --
                                                        ------           ------           ------                  ------
      Total distributions declared to shareholders      $(2.32)          $(1.45)          $(1.56)                 $ --
                                                        ------           ------           ------                  ------
Net asset value - end of period                         $12.76           $16.21           $16.80                  $16.43
                                                        ======           ======           ======                  ======
Total return                                             (8.38)%           4.92%           12.70%                   1.17%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                              1.87%            1.86%            1.86%                   1.86%+
  Net investment income (loss)                           (0.14)%          (0.10)%          (0.10)%                  0.63%+
Portfolio turnover                                          86%              58%              43%                     49%
Net assets at end of period (000 omitted)                 $957           $1,581           $1,067                      $4

  (S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed, under a temporary expense reimbursement agreement, to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund pays the investment adviser a fee not greater than 0.20% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income (loss) per share and the ratios would have been:
        Net investment income (loss)                    $(0.04)          $(0.04)          $(0.04)                 $ 0.01
        Ratios (to average net assets):
          Expenses##                                      2.01%            1.95%            1.97%                   1.99%+
          Net investment income (loss)                   (0.28)%          (0.19)%          (0.22)%                  0.49%+
  * For the period from the inception of Class C shares, August 11, 1997, through September 30, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED SEPTEMBER 30,                            2000              1999              1998             1997             1996
------------------------------------------------------------------------------------------------------------------------------
                                                 CLASS I
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period             $16.47            $16.96            $16.43           $13.85           $11.85
                                                  ------            ------            ------           ------           ------
Income from investment operations# -
  Net investment income(S)                        $ 0.12            $ 0.16            $ 0.16           $ 0.17           $ 0.18
  Net realized and unrealized gain (loss)
    on investments                                 (1.13)             0.88              1.94             4.01             2.25
                                                  ------            ------            ------           ------           ------
      Total from investment operations            $(1.01)           $ 1.04            $ 2.10           $ 4.18           $ 2.43
                                                  ------            ------            ------           ------           ------
Less distributions declared to shareholders -
  From net investment income                      $(0.15)           $(0.15)           $(0.18)          $(0.19)          $(0.15)
  From net realized gain on investments            (2.26)            (1.38)            (1.39)           (1.41)           (0.28)
  In excess of net realized gain on
    investments and foreign currency
    transactions                                   (0.02)             --                --               --               --
                                                  ------            ------            ------           ------           ------
      Total distributions declared to
        shareholders                              $(2.43)           $(1.53)           $(1.57)          $(1.60)          $(0.43)
                                                  ------            ------            ------           ------           ------
Net asset value - end of period                   $13.03            $16.47            $16.96           $16.43           $13.85
                                                  ======            ======            ======           ======           ======
Total return                                       (7.45)%            5.97%            13.74%           32.51%           20.96%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                        0.87%             0.86%             0.86%            0.98%            1.01%
  Net investment income                             0.84%             0.90%             0.95%            1.12%            1.36%
Portfolio turnover                                    86%               58%               43%              49%              81%
Net assets at end of period (000 omitted)        $55,327           $85,880           $76,408          $68,527          $49,318

  (S) Effective February 1, 1997, subject to reimbursement by the fund, the investment adviser voluntarily agreed to pay, under a temporary expense reimbursement agreement, all of the fund's operating expenses, exclusive of management fees.
      In consideration, the fund pays the investment adviser a fee not greater than 0.20% of average daily net assets. Prior to February 1, 1997, the investment adviser agreed to maintain the expenses of the fund at not more than 1.00% of average daily net assets. To the extent actual expenses were over these limitations, the net investment income per share and the ratios would have been:
        Net investment income                     $ 0.10           $ 0.14           $ 0.14           $ 0.15           $ 0.18
        Ratios (to average net assets):
          Expenses##                                1.01%            0.95%            0.97%            1.11%            1.03%
          Net investment income                     0.70%            0.81%            0.83%            0.98%            1.33%
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Union Standard Equity Fund (the fund) is a diversified series of MFS Series Trust XI (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith, at fair value, by the Trustees.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At September 30, 2000, the value of securities loaned was $5,438,561. These loans were collateralized by cash of $5,580,598. which was invested in the following short-term obligation:

                                                                 AMORTIZED COST
                                                   SHARES             AND VALUE
-------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio    5,580,598            $5,580,598

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended September 30, 2000, $2,802 was reclassified from accumulated undistributed net investment income to accumulated net realized loss on investments and foreign currency transactions due to differences between book and tax accounting for foreign currency transactions. This change had no effect on the net assets or net asset value per share.

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares that differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.65% of the fund's average daily net assets. The fund has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the fund's operating expenses, exclusive of management, distribution, and service fees. The fund in turn will pay MFS an expense reimbursement fee not greater than 0.20% of average daily net assets. To the extent that the expense reimbursement fee exceeds the fund's actual expenses, the excess will be applied to amounts paid by MFS in prior years. At September 30, 2000, aggregate unreimbursed expenses amounted to $188,742.

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC).

Administrator - The fund has an administrative service agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund incurs an administrative fee at the following annual percentages of the fund's average daily net assets:

               First $2 billion                     0.0175%
               Next $2.5 billion                    0.0130%
               Next $2.5 billion                    0.0005%
               In excess of $7 billion              0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $3,663 for the year ended September 30, 2000, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $1600 for the year ended September 30, 2000. Fees incurred under the distribution plan during the year ended September 30, 2000, were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $9 and $4 for Class B and Class C shares, respectively, for the year ended September 30, 2000. Fees incurred under the distribution plan during the year ended September 30, 2000 were 1.00% of average daily net assets attributable to Class B and Class C shares on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended September 30, 2000, were $0, $5,217, and $696. for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $64,235,032 and $83,147,203 respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                     $62,135,426
                                                                   -----------
Gross unrealized appreciation                                      $13,071,936
Gross unrealized depreciation                                       (6,551,927)
                                                                   -----------
    Net unrealized appreciation                                    $ 6,520,009
                                                                   ===========

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                        YEAR ENDED SEPTEMBER 30, 2000    YEAR ENDED SEPTEMBER 30, 1999
                                        -----------------------------    -----------------------------
                                            SHARES             AMOUNT         SHARES            AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold                                627,674       $  8,472,156        597,540       $10,381,908
Shares issued to shareholders in
  reinvestment of distributions            109,842          1,560,851         26,061           440,486
Shares reacquired                         (776,196)       (10,373,995)      (452,782)       (7,955,967)
                                        ----------       ------------       --------       -----------
    Net increase (decrease)                (38,680)      $   (340,988)       170,819       $ 2,866,427
                                        ==========       ============       ========       ===========

Class B shares
                                        YEAR ENDED SEPTEMBER 30, 2000    YEAR ENDED SEPTEMBER 30, 1999
                                        -----------------------------    -----------------------------
                                            SHARES             AMOUNT         SHARES            AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold                                 61,558       $    852,515        123,213       $ 2,145,359
Shares issued to shareholders in
  reinvestment of distributions             31,735            449,994         11,183           188,553
Shares reacquired                         (121,914)        (1,674,803)       (65,035)       (1,159,729)
                                        ----------       ------------       --------       -----------
    Net increase (decrease)                (28,621)      $   (372,294)        69,361       $ 1,174,183
                                        ==========       ============       ========       ===========

Class C shares
                                        YEAR ENDED SEPTEMBER 30, 2000    YEAR ENDED SEPTEMBER 30, 1999
                                        -----------------------------    -----------------------------
                                            SHARES             AMOUNT         SHARES            AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold                                101,136       $  1,565,393         37,193       $   649,762
Shares issued to shareholders in
  reinvestment of distributions             21,343            301,374          5,515            92,586
Shares reacquired                         (145,024)        (1,992,145)        (8,704)         (150,360)
                                        ----------       ------------       --------       -----------
    Net increase (decrease)                (22,545)      $   (125,378)        34,004       $   591,988
                                        ==========       ============       ========       ===========

Class I shares
                                        YEAR ENDED SEPTEMBER 30, 2000    YEAR ENDED SEPTEMBER 30, 1999
                                        -----------------------------    -----------------------------
                                            SHARES             AMOUNT         SHARES            AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold                                 43,235       $    598,368        363,605       $ 6,341,173
Shares issued to shareholders in
  reinvestment of distributions            679,226          9,712,930        404,208         6,859,447
Shares reacquired                       (1,692,303)       (27,007,342)       (57,668)       (1,011,593)
                                        ----------       ------------       --------       -----------
    Net increase (decrease)               (969,842)      $(16,696,044)       710,145       $12,189,027
                                        ==========       ============       ========       ===========

(6) Line of Credit
The fund and other affiliated funds participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the year ended September 30, 2000, was $685. The fund had no significant borrowings during the year.

INDEPENDENT AUDITORS' REPORT

To the Trustees of Series Trust XI and the Shareholders of MFS Union Standard Equity Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Union Standard Equity Fund (a series of MFS Series Trust XI) as of September 30, 2000, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended September 30, 2000 and 1999, and the financial highlights for each of the years in the four-year period ended September 30, 2000. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with accounting principles generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at September 30, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Union Standard Equity Fund at September 30, 2000, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
November 2, 2000

-------------------------------------------------------------------------------
   FEDERAL TAX INFORMATION
-------------------------------------------------------------------------------

   IN JANUARY 2001, SHAREHOLDERS WILL BE MAILED A FORM 1099-DIV REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 2000.

   THE FUND HAS DESIGNATED $11,792,366, AS A CAPITAL GAIN DIVIDEND FOR THE YEAR ENDED SEPTEMBER 30, 2000.

   FOR THE YEAR ENDED SEPTEMBER 30, 2000, THE AMOUNT OF DISTRIBUTIONS FROM INCOME ELIGIBLE FOR THE 70% DIVIDENDS RECEIVED DEDUCTION FOR
   CORPORATIONS ARE 100%.

-------------------------------------------------------------------------------

MFS(R) UNION STANDARD(R) EQUITY FUND

TRUSTEES                                                 INVESTOR INFORMATION
Jeffrey L. Shames*                                       For MFS stock and bond market outlooks, call toll
Chairman, Chief Executive Officer, and                   free: 1-800-637-4458 anytime from a touch-tone
Director, MFS Investment Management                      telephone.

Nelson J. Darling, Jr.                                   For information on MFS mutual funds, call your
Professional Trustee                                     investment professional or, for an information
                                                         kit, call toll free: 1-800-637-2929 any business
William R. Gutow                                         day from 9 a.m. to 5 p.m. Eastern time (or leave a
Private Investor;                                        message anytime).
Vice President, Capital Entertainment
Management Company; Real Estate Consultant               INVESTOR SERVICE
                                                         MFS Service Center, Inc.
INVESTMENT ADVISER                                       P.O. Box 2281
Massachusetts Financial Services Company                 Boston, MA 02107-9906
500 Boylston Street
Boston, MA 02116-3741                                    For general information, call toll free:
                                                         1-800-225-2606 any business day from 8 a.m. to 8
DISTRIBUTOR                                              p.m. Eastern time.
MFS Fund Distributors, Inc.
500 Boylston Street                                      For service to speech- or hearing-impaired, call
Boston, MA 02116-3741                                    toll free: 1-800-637-6576 any business day from 9
                                                         a.m. to 5 p.m. Eastern time. (To use this service,
PORTFOLIO MANAGERS                                       your phone must be equipped with a
Lisa B. Nurme*                                           Telecommunications Device for the Deaf.)
James M. Perkins*
                                                         For share prices, account balances, and exchanges,
CHAIRMAN AND PRESIDENT                                   call toll free: 1-800-MFS-TALK (1-800-637-8255)
Jeffrey L. Shames*                                       anytime from a touch-tone telephone.

TREASURER                                                WORLD WIDE WEB
James O. Yost*                                           www.mfs.com

ASSISTANT TREASURERS
Mark E. Bradley*
Robert R. Flaherty*
Laura F. Healy*
Ellen Moynihan*

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*

CUSTODIAN
State Street Bank and Trust Company

AUDITORS
Deloitte & Touche LLP

* MFS Investment Management

                                                                   ------------
MFS(R) UNION STANDARD(R) EQUITY FUND                                 PRSRT STD
                                                                   U.S. POSTAGE
[Logo] M F S(R)                                                        PAID
INVESTMENT MANAGEMENT                                                  MFS
We invented the mutual fund(R)                                     ------------

500 Boylston Street
Boston, MA 02116-3741



(c)2000 MFS Investment Management.(R)

MFS(R) investment products are offered through MFS Fund Distributors, Inc.,
500 Boylston Street, Boston, MA 02116.
                                            USE-2  11/00  7.1M   84/284/384/884